Intercreditor and Subordination Agreement

INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of March __, 2013, by and among HANOVER HOLDINGS I, LLC, a New York limited liability company (together with its successors and assigns, the “Subordinated Lender”), XZERES CORP., XZERES ENERGY SERVICES CORP. and XZERES WIND EUROPE LIMITED (jointly and severally, together with their respective successors and assigns, collectively, the “Debtors”) and RENEWABLE POWER SOURCES, LLC, a Delaware Limited Liability Company (together with its successors and assigns, the “Senior Lender”).

The parties hereto hereby agree as follows:

1.                  Definitions

(a)                Unless otherwise defined herein, terms defined in the Senior Loan Agreement and used herein shall have the meanings given to them in the Senior Loan Agreement.

(b)               The following terms shall have the following meanings:

“Agreement”: this Intercreditor and Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Collateral”: the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Senior Obligations or the Subordinated Obligations.

“Insolvency Event”: (a) The Debtors or any of their Subsidiaries commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Debtors or any of their Subsidiaries making a general assignment for the benefit of its creditors; or (b) there being commenced against the Debtors or any of their Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against the Debtors or any of their Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) the Debtors or any of their Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) the Debtors or any of their Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

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“Senior Loan Agreement”: The Loan and Security Agreement dated as of March __, 2013 among the Debtors as Credit Parties, and the Senior Lender, as the same may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Loan Agreement (whether provided by the original Senior Lender or a successor Senior Lender or other Lenders).

“Senior Loans”: the loans made by the Senior Lender to the Debtors pursuant to the Senior Loan Agreement.

“Senior Loan Documents”: the collective reference to the Senior Loan Agreement, the Senior Notes, the Senior Security Documents and all other documents and agreements that from time to time evidence the Senior Obligations or secure payment or performance thereof.

“Senior Notes”: the promissory notes of the Debtors outstanding from time to time under the Senior Loan Agreement.

“Senior Obligations”: the collective reference to the unpaid principal of and interest on the Senior Notes and all other obligations and liabilities of the Debtors to the Senior Lender of whatever kind or nature (including, without limitation, interest accruing at the then applicable rate provided in the Senior Loan Agreement after the maturity of the Senior Loans and interest accruing at the then applicable rate provided in the Senior Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Debtors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether arising under, out of, or in connection with, the Senior Loan Agreement, the Senior Notes, this Agreement, the other Senior Loan Documents or any other document made, delivered or given by Debtors, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Senior Lender that are required to be paid by the Debtors pursuant to the terms of the Senior Loan Agreement or this Agreement or any other Senior Loan Document).

“Senior Security Documents”: the collective reference to all documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations.

“Subordinated Loan Agreements”: the agreements set forth on Schedule 1 hereto between the Debtors and the lenders parties thereto, as the same may be amended, modified or otherwise supplemented from time to time.

“Subordinated Loan Documents”: the collective reference to the Subordinated Loan Agreement, the Subordinated Notes, the Subordinated Security Documents and any other documents or instruments that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof.

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“Subordinated Loans”: the loans made by the Subordinated Lender pursuant to the Subordinated Loan Agreements.

“Subordinated Notes”: the promissory notes or other evidence of obligations of the Debtors outstanding from time to time pursuant to the Subordinated Loan Agreements.

“Subordinated Obligations”: the collective reference to the unpaid principal and interest on the Subordinated Notes and all other obligations and liabilities of the Debtors to the Subordinated Lender (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Loan Agreements and Subordinated Notes after the maturity of the Subordinated Loans and interest accruing at the then applicable rate provided in the Subordinated Loan Agreements and Subordinated Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Debtors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Loan Agreements, the Subordinated Notes, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Subordinated Lender that are required to be paid by the Debtors pursuant to the terms of the Subordinated Loan Agreements, Subordinated Notes or this Agreement or any other Subordinated Loan Document).

“Subordinated Security Documents”: the collective reference to the documents listed on Schedule 1 hereto, as the same may be amended, modified or otherwise supplemented from time to time with the prior written consent of the Senior Lender and any other documents executed by the Debtors with the prior written consent of the Senior Lender that from time to time secure payment or performance of the Subordinated Obligations.

(c)                The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

(d)               The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.                  Subordination.

(a)                The Debtors and the Subordinated Lender agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly “subordinate and junior in right of payment” (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

(b)               “Subordinate and junior in right of payment” means that (i) no part of the Subordinated Obligations shall have any claim to the assets of the Debtors on a parity with or prior to the claim of the Senior Obligations; and (ii) unless and until the Senior Obligations have been paid in full and the obligation of Senior Lender to extend credit to Debtors under the Senior Loan Documents shall have been irrevocably terminated, without the express prior written consent of the

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Senior Lender, the Subordinated Lender will not take, demand or receive from the Debtors, and the Debtors will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations.

(c)                Notwithstanding the foregoing, the Subordinated Lender and Debtors acknowledge, confirm and agree that, so long as a Blockage Period (as defined below) does not exist, Debtors may make, and the Subordinated Lender may accept and retain regularly scheduled payments of principal and interest in cash payable by Debtors to the Subordinated Lender in accordance with the Subordinated Loan Documents, as in effect on the date hereof or as may be amended with the consent of the parties hereto. During a Blockage Period, Debtors are not permitted to make, and the Subordinated Lender is not permitted to accept and retain any payments of principal and interest in respect of the Subordinated Obligations. Debtors may resume the making of any regularly scheduled payments of principal and interest (and may make any regularly scheduled payments of principal and interest missed during any Blockage Period) in respect of the Subordinated Obligations after a Blockage Period ends; provided, that, such payments are made on a non-accelerated, pre-default basis. Under no circumstances shall Subordinated Lender be permitted to accelerate the Subordinated Obligations and accept and retain payments in respect thereof. As used herein, “Blockage Period” means the period commencing upon the receipt by the Subordinated Lender of written notice (a “Blockage Notice”) from Senior Lender that an Event of Default under and as defined in the Senior Loan Documents exists and is continuing, and ending upon the earlier of: (i) the date Subordinated Lender receives written notice from Senior Lender rescinding the Blockage Notice; (ii) the Event of Default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing; or (iii) the payment in full of the Senior Obligations and the irrevocable termination of the obligation of Senior Lender to extend credit to Debtors under the Senior Loan Documents. To the extent interest accrues as non-cash payments of interest in kind (“PIK Interest”) in accordance with the terms of the Subordinated Loan Documents, as in effect on the date hereof, such PIK Interest shall be added to the unpaid principal amount of the Subordinated Notes and shall be payable in accordance with terms of the Subordinated Loan Documents, subject to the terms set forth above.

(d)               The expressions “prior payment in full,” “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

3.                  Additional Provisions Concerning Subordination.

(a)                The Subordinated Lender and the Debtors agree that upon the occurrence of any Insolvency Event:

(i)                 all Senior Obligations shall be paid in full before any payment or distribution of whatever kind or nature is made with respect to the Subordinated Obligations; and

(ii)               any payment or distribution of assets of the Debtors, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for the provisions

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hereof, shall be paid or delivered by the Debtors, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Senior Lender, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to the Subordinated Lender.

(b)               If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by the Subordinated Lender in respect of the Subordinated Obligations, the Subordinated Lender forthwith shall deliver the same to the Senior Lender, in the form received, duly indorsed to the Senior Lender, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by the Subordinated Lender as the property of the Senior Lender, segregated from other funds and property held by the Subordinated Lender.

4.                  Rights in Collateral.

(a)                Notwithstanding anything to the contrary contained in the Senior Loan Agreement, any Senior Security Document, any other Senior Loan Document or any Subordinated Security Document or other Subordinated Loan Document and irrespective of:

(i)                 the time, order or method of attachment or perfection of the security interests created by any Senior Security Document or any Subordinated Security Document;

(ii)               the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

(iii)             anything contained in any filing or agreement to which the Senior Lender or the Subordinated Lender now or hereafter may be a party; and

(iv)             the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors,

any security interest in any Collateral pursuant to any Senior Security Document has and shall have priority, to the extent of any unpaid Senior Obligations, over any security interest in such Collateral pursuant to any Subordinated Security Document.

(b)               So long as the Senior Obligations have not been paid in full and any Senior Security Document remains in effect, whether or not any Insolvency Event has occurred,

(i)                 the Subordinated Lender will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (C) contest, protest or object to any foreclosure proceeding, postpetition financing, use of cash collateral or action brought by the Senior Lender or any other exercise by the Senior Lender of any rights and remedies under any Senior Loan Documents; and

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(ii)               the Senior Lender shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and Senior Lender shall not be required to marshal any Collateral.

(c)                In exercising rights and remedies with respect to the Collateral, the Senior Lender may enforce the provisions of the Senior Security Documents and exercise remedies thereunder and under any other Senior Loan Documents, all in such order and in such manner as it may determine in the exercise of their sole commercially reasonable business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

(d)               When all Senior Obligations have been paid in full and the Senior Security Documents no longer are in effect, the Subordinated Lender shall have the right to enforce the provisions of the Subordinated Security Documents and exercise remedies thereunder.

(e)                Any money, property or securities realized upon the sale, disposition or other realization by the Senior Lender upon all or any part of the Collateral, shall be applied by the Senior Lender in the following order:

(i)                 First, to the payment in full of all costs and expenses (including, without limitation, attorneys’ fees and disbursements) paid or incurred by the Senior Lender in connection with the such realization on the Collateral or the protection of their rights and interests therein;

(ii)               Second, to the payment in full of all Senior Obligations in such order as the Senior Lender may elect in its sole discretion;

(iii)             Third, to the payment in full of all Subordinated Obligations in such order as the Subordinated Lender may elect in its sole discretion which are secured by such Collateral, which shall be paid to the Subordinated Lender; and

(iv)             Fourth, to pay to the Debtors, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

(f)                The Senior Lender’s rights with respect to the Collateral include the right to release any or all of the Collateral from the Lien of any Senior Security Document or Subordinated Security Document in connection with the sale of such Collateral, notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any Senior Obligations or Subordinated Obligations. If the Senior Lender shall determine, in connection with any sale of Collateral, that the release of the Lien of any Subordinated Security Document on such Collateral in connection with such sale is necessary or advisable, the Subordinated Lender shall execute such release documents and instruments and shall take such further actions as the Senior Lender shall request. The Subordinated Lender hereby irrevocably constitutes and appoints the Senior Lender and any officer or Senior Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Subordinated Lender and in the name of the Subordinated Lender or in the Senior Lender’s own name, from time to time in the Senior Lender’s discretion, for the purpose of carrying out the terms of this paragraph, to take any and all

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appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release. The Subordinated Lender hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph.

5.                  Consent of the Subordinated Lender

(a)                The Subordinated Lender consents that, without the necessity of any reservation of rights against the Subordinated Lender, and without notice to or further assent by the Subordinated Lender:

(i)                 any demand for payment of any Senior Obligations made by the Senior Lender may be rescinded in whole or in part by the Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Debtors or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Debtors or any other party under the Senior Loan Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lender; and

(ii)               the Senior Loan Agreement, the Senior Notes and any other Senior Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

(b)               The Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lender upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Debtors and the Senior Lender shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Senior Lender has relied upon the subordination provided for herein in entering into the Senior Loan Agreement and in making funds available to the Debtors thereunder. The Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

6.                  Negative Covenants of the Subordinated Lender. So long as any of the Senior Obligations shall remain outstanding or the obligation of Senior Lender to extend credit to Debtors remains in effect, the Subordinated Lender shall not, without the prior written consent of the Senior Lender:

(a)                sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a “Transferee”) or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations

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in favor of any Transferee unless (i) such action is made expressly subject to this Agreement and (ii) the Transferee expressly acknowledges to the Senior Lender, by a writing in form and substance satisfactory to the Senior Lender, the subordination provided for herein and agrees to be bound by all of the terms hereof;

(b)               permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented; or

(c)                commence, or join with any creditors other than the Senior Lender in commencing any case or proceeding referred to in the definition of Insolvency Event.

7.                  Senior Obligations Unconditional. All rights and interests of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Lender and the Debtors hereunder, shall remain in full force and effect irrespective of:

(a)                any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

(b)               any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Loan Agreement or any other Senior Security Document;

(c)                any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

(d)               any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Debtors in respect of the Senior Obligations, or of either the Subordinated Lender or the Debtors in respect of this Agreement.

8.                  Representations and Warranties of Subordinated Lender. The Subordinated Lender represents and warrants to the Senior Lender that:

(a) the Subordinated Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(b) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Lender; and

(c) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Subordinated Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Subordinated Lender pursuant to any Requirement of Law affecting or any Contractual Obligation of the Subordinated Lender, except the interest of the Senior Lender under this Agreement.

9.                  Representations and Warranties by Senior Lender.

(a) The Senior Lender represents and warrants to the Subordinated Lender that:

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(i) the Senior Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Lender; and

(iii) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Senior Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Senior Lender pursuant to any Requirement of Law affecting or any Contractual Obligation of the Senior Lender, except the interest of the Subordinated Lender under this Agreement.

(b) Except as expressly set forth above, the Senior Lender has not made and does not hereby or otherwise makes to the Subordinated Lender, any representations or warranties, express, or implied, nor does the Senior Lender assume any liability to the Subordinated Lender with respect to: (i) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior Obligations, (ii) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or (iii) the Debtors’ title or right to transfer any collateral or security.

10.              Waiver of Claims. To the maximum extent permitted by law, the Subordinated Lender waives any claim it might have against the Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Senior Lender, or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral. Neither the Senior Lender, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or the Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

11.              Provisions Applicable After Bankruptcy: No Turnover. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. The Subordinated Lender agrees that it will not seek or accept adequate protection without the prior written consent of Senior Lender; except, that, the Subordinated Lender shall be permitted (a) to obtain adequate protection in the form of the benefit of additional or replacement Liens on the Collateral (including proceeds thereof arising after the commencement of any insolvency or bankruptcy case), as long as, in each case, Senior Lender is also granted such additional or replacement liens or additional or replacement collateral and such liens of Subordinated Lender are subordinated to the liens securing the Senior Obligations to the same extent as the liens of Subordinated Lender on the Collateral are subordinated to the liens of Senior Lender and (b) to obtain adequate protection in the form of reports, notices, inspection rights and similar forms of adequate protection to the extent granted to First Lien Agent. The Subordinated Lender (both in its

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capacity as the Subordinated Lender and in its capacity as a party which may be obligated to Debtors or any of Debtors’ Affiliates with respect to contracts which are part of the Senior Lender’s Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or other proceeding a) challenging the enforceability of the Senior Lender’s claim b) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or c) asserting any claims which the Debtors may hold with respect to the Senior Lender, d) objecting to any sale or other disposition of Debtors’ assets consented to by Senior Lender in any bankruptcy or other proceeding or any borrowing or grant of any lien by Debtors consented to by Senior Lender in any such proceeding.

12.              Further Assurances. The Subordinated Lender and the Debtors, at their own expense and at any time from time to time, upon the written request of the Senior Lender will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Lender reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

13.              Expenses.

(a)                The Debtors will pay or reimburse the Senior Lender, upon demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to the Senior Lender.

(b)               The Debtors will pay, indemnify, and hold Senior Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Senior Lender with respect to any of the foregoing.

14.              Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lender on the one hand and the Subordinated Lender on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

15.              Legend. The Subordinated Lender and the Debtors will cause the Subordinated Notes and each Subordinated Security Document to bear upon its face a legend referring to this Agreement and indicating that such documents are subordinated as provided herein.

16.              Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the obligation of the Senior Lender to extend credit under the Senior Loan Documents is irrevocably terminated.

17.              Notices. All notices, requests and demands to or upon the Senior Lender or the Debtors or the Subordinated Lender to be effective shall be in writing (except as expressly provided herein) at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section 17. Any notice or request required to be given hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, or (d) facsimile to the number set out below (or

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such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation of its receipt. Any notice or request required to be given hereunder shall be deemed given on the earlier of (i) actual receipt thereof, and (ii) (A) one (1) business day following posting thereof by a recognized overnight courier, (B) three (3) days following posting thereof by registered or certified mail, return receipt requested, or (C) upon the sending thereof when sent by facsimile with electronic confirmation of its receipt, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

If to the Senior Lender:

Renewable Power Sources, LLC

445 Park Avenue, 9th Floor

New York, N.Y. 10022

Facsimile:_________________
Attention: Mr. Reid Krakower

If to the Subordinated Lender: Hanover Holdings I, LLC

________________________________
________________________________
________________________________
________________________________
Facsimile:________________________
Attention: Mr. Joshua Sason

If to the Debtors: Xzeres Energy Services Corp.

9025 SW Hillman Ct., Suite 3126

Wilsonville, Oregon 97070

Facsimile:________________________
Attention: Mr. Frank Greco

The Senior Lender, the Debtors and the Subordinated Lender may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

18.              Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of an executed counterpart of this Agreement by telecopier or other electronic means shall have the same force and effect as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or other electronic means also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement as to such party or any other party.

19.              Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or

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unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20.              Integration. This Agreement represents the agreement of the Senior Lender and the Subordinated Lender with respect to the subject matter hereof and there are no promises or representations by the Senior Lender or the Subordinated Lender relative to the subject matter hereof not reflected herein.

21.              Amendments in Writing; No Waiver: Cumulative Remedies.

(a)                None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Lender, the Debtors and the Subordinated Lender; provided that any provision of this Agreement may be waived by the Senior Lender in a letter or agreement executed by the Senior Lender or by telex or facsimile transmission from the Senior Lender.

(b)               No failure to exercise, nor any delay in exercising, on the part of either the Senior Lender or the Subordinated Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)                The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

22.              Section Headings

. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

23.              Successors and Assigns.

(a)                This Agreement shall be binding upon the successors, heirs, administrators, executors and assigns of the Debtors and the Subordinated Lender and shall inure to the benefit of the Senior Lender and their successors and assigns.

(b)               Upon a successor Senior Lender becoming the Senior Lender under the Senior Loan Agreement, such successor Senior Lender automatically shall become the Senior Lender hereunder with all the rights and powers of the Senior Lender hereunder without the need for any further action on the part of any party hereto.

24.              Invalidated Payments

. To the extent that the Senior Lender receives payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtors, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

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25.              Specific Performance

. The Senior Lender is hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to the Subordinated Lender whether or not the Debtors shall have complied with any of the provisions hereof applicable to the Debtors, and the Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

26.              GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE DEBTORS, THE SUBORDINATED LENDER AND THE SENIOR LENDER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE DEBTORS, THE SUBORDINATED LENDER AND THE SENIOR LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR SUBORDINATED LOAN DOCUMENTS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK AND, PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR LENDER OR THE SUBORDINATED LENDER (SUBJECT TO THE TERMS OF THIS AGREEMENT) FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR THE SUBORDINATED OBLIGATIONS TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF THE SENIOR LENDER. EACH OF THE DEBTORS AND THE SUBORDINATED LENDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE DEBTORS AND THE SUBORDINATED LENDER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE DEBTORS AND THE SUBORDINATED LENDER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE DEBTORS’ OR THE SUBORDINATED LENDER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

27.              MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR

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INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR ANY OF THE SUBORDINATED LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SENIOR LENDER:

RENEWABLE POWER SOURCES, LLC

By:

Title:

SUBORDINATED LENDER:

HANOVER HOLDINGS I, LLC

By:

Title:

DEBTORS:

XZERES CORP.

By:

Title:

XZERES ENERGY SERVICES CORP.

By:

Title:

XZERES WIND EUROPE LIMITED

By:

Title:

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